                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): May 15, 1996


                                NATIONSBANK, N.A.
                                -----------------
              (Exact name of registrant as specified in its charter)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)



      United States
      of America                    33-97436                 57-0236115
      ---------------               --------                 ----------
      (State or other               (Commission File         (IRS employer
      Jurisdiction of               Number)                  Identification No.)
      Incorporation)

                                NationsBank, N.A.
                          NationsBank Corporate Center
                             100 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------

  Registrant's telephone number including area code:  (704) 386-5000





                   Exhibit Index appears on Page 4

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Item 5.     Other Events
            ------------

           The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7.     Financial  Statements, Pro Forma Financial  Statements  and Exhibits
            --------------------------------------------------------------------

(c)  Exhibits

99             Monthly Servicers Certificate for NationsBank, N.A.
               Class A & B, NationsBank Auto Trust 1995-A




                         Exhibit Index appears on Page 4

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NATIONSBANK, N.A.
                                -----------------
                                   (Registrant)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)


Dated:    May 30,1996                   By: /s/ Leslie J. Fitzpatrick
                                            -------------------------
                                            Name:     Leslie J. Fitzpatrick
                                            Title:    Senior Vice President
                                            (Duly Authorized Officer)




                         Exhibit Index appears on Page 4

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                                INDEX TO EXHIBITS


                                                                 Sequentially
Exhibit                                                            Numbered
Number                        Exhibit                                Pages
- -------                       -------                            ------------

99        Monthly Servicers Certificate for NationsBank, N.A.         1-3
          Class A & B, NationsBank Auto Trust 1995-A